    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2001

                                                      REGISTRATION NO. 333-67454
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                AMENDMENT NO. 4
                                       TO
                                    FORM S-4


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                         ------------------------------

                                INVESTOOLS INC.

             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                        7373                    76-0685039
 (State or Other Jurisdiction        (Primary Standard          (I.R.S. Employer
     of Incorporation or         Industrial Classification   Identification Number)
        Organization)                  Code Number)

                        5959 CORPORATE DRIVE, SUITE 2000
                              HOUSTON, TEXAS 77036
                                 (281) 588-9700

  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                  LEE K. BARBA
                                INVESTOOLS INC.
                        5959 CORPORATE DRIVE, SUITE 2000
                              HOUSTON, TEXAS 77036
                                 (281) 588-9700

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                         ------------------------------

                                   COPIES TO:

            GARY L. SELLERS, ESQ.                               RONALD S. POELMAN, ESQ.
         SIMPSON THACHER & BARTLETT                    JONES, WALDO, HOLBROOK & MCDONOUGH, P.C.
            425 LEXINGTON AVENUE                                1500 WELLS FARGO PLAZA
          NEW YORK, NEW YORK 10017                               170 SOUTH MAIN STREET
               (212) 455-2000                                 SALT LAKE CITY, UTAH 84101
                                                                    (801) 521-3200

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AND
                        UPON CONSUMMATION OF THE MERGER
                     DESCRIBED IN THE ENCLOSED PROSPECTUS.

                         ------------------------------

    If any of the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    INVESTools is a Delaware Corporation. Reference is made to
Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for violations of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (ii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchase or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

    Reference also is made to Section 145 of the DGCL, which provides that a corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interest and, for criminal proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred.

    Article VIII of the Amended and Restated Certificate of Incorporation and
Article V of the By-Laws of INVESTools provide that except as provided under the Delaware General Corporation Law, (i) directors of INVESTools shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, (ii) INVESTools shall fully indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director or officer of INVESTools, or is or was serving at the request of INVESTools as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, and (iii) INVESTools may purchase and maintain insurance on behalf of such persons.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(A) EXHIBITS

EXHIBIT
NUMBER                                    DESCRIPTION OF DOCUMENT
-------                                   -----------------------
 2.1                    Second Amended and Restated Agreement and Plan of Merger,
                        dated as of September 25, 2001, between ZiaSun and Telescan
                        (Included as Annex I to the joint proxy statement/
                        prospectus included in Part I of this Registration
                        Statement.)

 2.2                    Acquisition Agreement and Plan of Reorganization between
                        ZiaSun and Online Investors Advantage, Inc., dated March 31,
                        1999. (Incorporated by reference from ZiaSun's Registration
                        Statement on Form 10-SB filed September 16, 1999.)

 2.3                    Amendment to Agreement between ZiaSun and the former OIA
                        Shareholders, dated May 31, 2000. (Incorporated by reference from ZiaSun's Quarterly Report on Form 10-Q filed on August
                        17, 2000.)

 2.4                    Second Amendment to Acquisition Agreement between ZiaSun and the former OIA Shareholders, dated as of July 1, 2001.
                        (Incorporated by reference from ZiaSun's Current Report on
                        Form 8-K filed on August 1, 2001.)

 2.5                    Acquisition Agreement and Plan of Reorganization between
                        ZiaSun and Asia4Sale.com, Ltd., dated March 25, 1999.
                        (Incorporated by reference from ZiaSun's Registration
                        Statement on Form 10-SB filed September 16, 1999.)

 2.6                    Share Purchase Agreement among ZiaSun, Asia4Sale.com, Ltd.
                        and Internet Ventures, Ltd., dated December 27, 1999.
                        (Incorporated by reference from ZiaSun's Current Report on Form 8-K/A filed on January 21, 2000.)

 2.7 Share Purchase Agreement between ZiaSun and Ko Jen Wang, dated October 1, 2001. (Incorporated by reference from ZiaSun's Current Report on Form 8-K filed on October 3,
                        2001.)

 2.8                    Acquisition Agreement and Plan of Reorganization between
                        ZiaSun and Seminar Marketing Group, Inc., dated September
                        29, 2000. (Incorporated by reference from ZiaSun's Current
                        Report on Form 8-K filed on October 3, 2000.)

 3.1                    Amended and Restated Certificate of Incorporation of
                        INVESTools Inc. (Included as Annex V to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 3.2                    By-laws of INVESTools Inc. (Included as Annex VI to the
                        joint proxy statement/prospectus included in Part I of this
                        Registration Statement.)

 5.1*                   Opinion of Simpson Thacher & Bartlett regarding the validity of the securities to be issued.

 8.1*                   Opinion of Jones Waldo Holbrook & McDonough, P.C. regarding the tax disclosure.

 8.2* Opinion of Simpson Thacher & Bartlett regarding the tax disclosure.

 10.1                   Amended Stock Option Plan of Telescan. (Incorporated by
                        reference from Telescan's Post-Effective Amendment No. 1 to
                        Form S-8 filed February 2, 1994.)

EXHIBIT
NUMBER                                    DESCRIPTION OF DOCUMENT
-------                                   -----------------------
 10.2                   1995 Stock Option Plan of Telescan. (Incorporated by
                        reference from Telescan's Registration Statement on Form S-8 filed July 12, 1995.)

 10.3                   June 2000 Amendment to the 1995 Stock Option Plan of
                        Telescan. (Incorporated by reference from Telescan's
                        Registration Statement on Form S-8 filed November 21, 2000.)

 10.4                   2000 Stock Option Plan of Telescan. (Incorporated by
                        reference from Telescan's Registration Statement on Form S-8 filed November 21, 2000.)

 10.5 Amended 1999 Stock Option Plan of ZiaSun. (Incorporated by reference from ZiaSun's Post-Effective Amendment No. 1 to
                        Form S-8 filed June 14, 2000.)

 10.6                   Non-Qualified Stock Option Agreement between ZiaSun and
                        Allen D. Hardman. (Incorporated by reference from ZiaSun's
                        Registration Statement on Form 10-SB filed September 16,
                        1999.)

 10.7                   Amended and Restated Employment Agreement and Stock Option
                        of Allen D. Hardman, dated August 2, 2000. (Incorporated by reference from ZiaSun's Quarterly Report on Form 10-Q filed on August 17, 2000.)

 10.8                   Stock Purchase Agreement by and between Telescan and GE
                        Capital Equity Investment Inc., dated January 14, 1999,
                        (Incorporated by reference from Telescan's Form 8-K filed
                        January 14, 1999.)

 10.9                   Stock Purchase Agreement by and between Telescan and GE
                        Capital Equity Investment Inc., dated as of July 23, 1999
                        (Incorporated by reference from Telescan's Form 8-K filed
                        July 30, 1999.)

 10.10                  Lease Agreement between EsNET Properties L.C. and OIA, dated
                        May 25, 1999. (Incorporated by reference from ZiaSun's
                        Registration Statement on Form 10-SB filed September 16,
                        1999.)

 10.11                  Lease Agreement between DC Mason Ltd. and OIA, dated October
                        7, 1998. (Incorporated by reference from ZiaSun's
                        Registration Statement on Form 10-SB filed September 16,
                        1999.)

 10.12                  Lease Agreement between Gordon Jacobson and OIA, dated June
                        22, 1999. (Incorporated by reference from the ZiaSun's
                        Registration Statement on Form 10-SB filed September 16,
                        1999.)

 10.13                  Office Lease Agreement between Telescan and Chevron U.S.A.,
                        Inc., dated November 8, 1995. (Incorporated by reference
                        from Telescan's Form 10-K for the annual period ended
                        December 31, 1995.)

 10.14                  Client Service Agreement, dated January 14, 2000 between
                        ZiaSun and Continental Capital & Equity Corporation.
                        (Incorporated by reference from ZiaSun's Form 10K for the annual period ended December 31, 1999.)

 10.15                  Consulting Agreement, dated January 1, 2000, between ZiaSun and Credico Inc. (Incorporated by reference from ZiaSun's
                        Quarterly Report on Form 10-QSB filed May 22, 2000.)

EXHIBIT
NUMBER                                    DESCRIPTION OF DOCUMENT
-------                                   -----------------------
 10.16                  Business Agreement, dated April 20, 2000, between ZiaSun and
                        The McKenna Group. (Incorporated by reference from ZiaSun's
                        Quarterly Report on Form 10-QSB filed on May 22, 2000.)

 10.17                  Venture Fund Agreement between ZiaSun and The McKenna Group, dated July 3, 2000. (Incorporated by reference from ZiaSun's
                        Quarterly Report on Form 10-Q filed on August 17, 2000.)

 10.18                  Agreement, dated April 13, 2001, between ZiaSun and MKZ
                        Fund, LLC. (Incorporated by reference from ZiaSun's Current
                        Report on Form 8-K filed on August 1, 2001.)

 10.19                  Non-Competition Agreement, dated March 8, 2000, between OIA and MIT, LLC. (Incorporated by reference from ZiaSun's
                        Current Report on Form 8-K filed on August 1, 2001.)

 10.20                  Voting Agreement between ZiaSun and Vulcan Ventures, Inc., dated May 3, 2001. (Included as Annex II to the joint proxy statement/prospectus included in Part I of this Registration
                        Statement.)

 10.21                  Voting Agreement among ZiaSun and NBC-TSCN Holding, Inc.,
                        and GE Capital Equity Investments, Inc., dated May 3, 2001.
                        (Included as Annex II to the joint proxy statement/
                        prospectus included in Part I of this Registration
                        Statement.)

 10.22                  Voting Agreement between ZiaSun and LJH Corporation, dated
                        May 3, 2001. (Included as Annex II to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.23                  Voting Agreement between Telescan and Ross Jardine, dated
                        May 2, 2001. (Included as Annex II to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.24                  Voting Agreement between Telescan and D. Scott Elder, dated
                        May 2, 2001. (Included as Annex II to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.25                  Voting Agreement between Telescan and Scott Harris, dated
                        May 2, 2001. (Included as Annex II to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.26                  Voting Agreement between Telescan and David W. McCoy, dated
                        May 2, 2001. (Included as Annex II to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.27                  Voting Agreement between Telescan and Momentum Media Ltd., dated May 2, 2001. (Included as Annex II to the joint proxy statement/prospectus included in Part I of this Registration
                        Statement.)

 10.28                  Lock-up Agreement between ZiaSun and Vulcan Ventures, Inc., dated May 2, 2001. (Included as Annex III to the joint proxy statement/prospectus included in Part I of this Registration
                        Statement.)

EXHIBIT
NUMBER                                    DESCRIPTION OF DOCUMENT
-------                                   -----------------------
 10.29                  Lock-up Agreement between Telescan and Ross Jardine, dated
                        May 2, 2001. (Included as Annex III to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.30                  Lock-up Agreement between Telescan and D. Scott Elder, dated
                        May 2, 2001. (Included as Annex III to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.31                  Lock-up Agreement between Telescan and Scott Harris, dated
                        May 2, 2001. (Included as Annex III to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.32                  Lock-up Agreement between Telescan and David W. McCoy, dated
                        May 2, 2001. (Included as Annex III to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.33                  Form of Employment Agreement between INVESTools and Lee K.
                        Barba. (Included as Annex IV to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.34                  Form of Employment Agreement between INVESTools and Ross
                        Jardine. (Included as Annex IV to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.35                  Form of Employment Agreement between INVESTools and D. Scott
                        Elder. (Included as Annex IV to the joint proxy
                        statement/prospectus included in Part I of this Registration
                        Statement.)

 10.36                  Joint Venture Agreement among OIA, Hon Leong Chong and Eric
                        Lip Meng Tan, dated September 27, 2001. (Incorporated by
                        reference from ZiaSun's Current Report on Form 8-K filed on
                        October 3, 2001).

 16.1 Letter from HJ & Associates, LLC regarding change in accountants. (Incorporated by reference from ZiaSun's
                        Current Report on Form 8-K filed on October 10, 2001.)

 16.2 Letter from Hein + Associates LLP regarding change in accountants. (Incorporated by reference from Telescan's
                        Current Report on Form 8-K/A filed on April 13, 2001.)

 21*                    Subsidiaries of INVESTools.

 23.1*                  Consent of Jones, Jensen & Company with respect to ZiaSun.

 23.2*                  Consent of BDO Siedman, LLP with respect to ZiaSun.

 23.3                   Consent of Arthur Andersen LLP with respect to Telescan.

 23.4                   Consent of Hein + Associates LLP with respect to Telescan.

 23.5                   Consent of Simpson Thacher & Bartlett. (Included in Exhibit
                        5.1.)

 23.6                   Consent of Simpson Thacher & Bartlett. (Included in Exhibit
                        8.2.)

EXHIBIT
NUMBER                                    DESCRIPTION OF DOCUMENT
-------                                   -----------------------
 23.7                   Consent of Jones Waldo Holbrook & McDonough, P.C. (Included
                        in Exhibit 8.1.)

 24.1*                  Power of Attorney.

 99.1*                  Form of Proxy of ZiaSun Technologies, Inc.

 99.2*                  Form of Proxy of Telescan, Inc.

------------------------

*   Previously filed.

(B) FINANCIAL STATEMENT SCHEDULES

ITEM 22. UNDERTAKINGS

        (a) INVESTools hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (or the most recent post effective amendment thereof). Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a twenty percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

        (2) That, for purposes of determining any liability under the Securities Act, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (3) To remove from registration by means of a post effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of INVESTools pursuant to the foregoing provisions, or otherwise, INVESTools has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by INVESTools of expenses incurred or paid by a director, officer or controlling person of INVESTools in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, INVESTools will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

           (c) INVESTools hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

           (d) INVESTools hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, INVESTools has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas, on the 30th day of October, 2001.


                                                       INVESTOOLS INC.

                                                       By:               /s/ LEE K. BARBA
                                                            -----------------------------------------
                                                                           Lee K. Barba
                                                                     CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURES                                        TITLE
                 ----------                                        -----
              /s/ LEE K. BARBA
--------------------------------------------   Chief Executive Officer and Director
                Lee K. Barba

                      *
--------------------------------------------   Chief Financial Officer and Principal
               Paul A Helbling                   Accounting Officer

--------------------------------------------   Chairman
              William D. Savoy

                      *
--------------------------------------------   Director
               D. Scott Elder

                      *
--------------------------------------------   Director
               Ross W. Jardine

*By:                    /s/ LEE K. BARBA
             --------------------------------------
                          Lee K. Barba
                        ATTORNEY-IN-FACT